UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

AgroFresh Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36316	46-4007249
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA	19106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (267) 317-9139

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGFS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 22, 2022, AgroFresh Solutions, Inc., a Delaware corporation (“AgroFresh”), issued a press release announcing the entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated November 22, 2022, by and among AgroFresh and certain affiliates of Paine Schwartz Partners, LLC (“Paine Schwartz”), pursuant to which, among other things a merger subsidiary affiliate of Paine Schwartz will merge (the “Merger”) with and into AgroFresh and AgroFresh will become a wholly-owned subsidiary of one or more entities affiliated with Paine Schwartz for consideration to the holders of common stock of $3.00 per share of common stock. A copy of the press release containing the announcement is furnished as Exhibit 99.1 hereto and incorporated herein by reference. A copy of the Merger Agreement and a description of the terms thereof will be set forth in a subsequent filing by AgroFresh on a Current Report on Form 8-K.

In addition, on November 22, 2022, AgroFresh provided supplemental information regarding the Merger in connection with a communication to its employees. A copy of the employee communication is attached hereto as Exhibit 99.2.

The information in this Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto as 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. These statements are based on current expectations, estimates and projections about the industry and markets in which AgroFresh operates and management’s beliefs and assumptions as to the timing and outcome of future events, including the transactions described in this communication. While AgroFresh’s management believes the assumptions underlying the forward-looking statements are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks and uncertainties include, but are not limited to: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the merger agreement; the inability to consummate the Merger due to the failure to obtain the requisite stockholder approvals or the failure to satisfy other conditions to completion of the Merger; risks that the proposed Merger disrupts current plans and operations of AgroFresh; the amount of the costs, fees, expenses and charges related to the transaction; and the other risks and important factors contained and identified in AgroFresh’s filings with the SEC, such as AgroFresh’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the proposed transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. AgroFresh is not under any duty to update any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and AgroFresh does not intend to do so.

Important Information for Investors and Stockholders

In connection with the proposed Merger, AgroFresh will file relevant materials with the SEC, including a proxy statement, and AgroFresh and affiliates of Paine Schwartz will jointly file a transaction statement on Schedule 13e-3. This communication is not a substitute for the proxy statement or any other document that AgroFresh may file with the SEC or send to its stockholders in connection with the Merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGROFRESH, THE MERGER AND RELATED MATTERS.

Investors and securityholders will be able to obtain a free copy of the proxy statement, the Schedule 13e-3 (if and when available) and other related documents filed by AgroFresh with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by AgroFresh will be available free of charge on its website at https://agrofreshsolutionsinc.gcs-web.com/.

Participants in the Solicitation

AgroFresh and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from AgroFresh’s stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of AgroFresh in connection with the Merger, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about AgroFresh’s directors and executive officers in AgroFresh’s definitive proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on June 24, 2022, or in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 9, 2022, and in other documents filed by AgroFresh with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of AgroFresh, dated November 22, 2022.
99.2	Employee Communication of AgroFresh, dated as of November 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGROFRESH SOLUTIONS, INC.

By:	/s/ Thomas Ermi
Name: Thomas Ermi
Title: Vice President and General Counsel

Date: November 22, 2022